As filed with the Securities and Exchange Commission on October 8, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust
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NEOS ETFs – Alliance Text Message Reminder

Text 14

SPYI & QQQI Shareholders: Your individual vote matters!

NEOS relies on shareholders like you to participate in this important vote to support continuity of fund management by the same NEOS team as we prepare to join Goldman Sachs Asset Management.

Please click the link below to cast your vote today.